Exhibit 99.1

Press Release

Media Contact:

Maria Hudson

Xura

maria.hudson@xura.com

+44 7967813429

Investor Relations Contact:

Luke Todd

Xura

Luke.todd@Xura.com

+1-781-213-2131

Xura Sets Date for 2016 Annual Meeting of Stockholders

WAKEFIELD, Mass., July 12, 2016: Xura, Inc. (NASDAQ: MESG), a leading provider of digital communications services, today announced that it has set August 16, 2016, as the date for its 2016 annual meeting of stockholders. The meeting will be held at 8:00 a.m. local time at 200 Quannapowitt Parkway, Wakefield, Massachusetts 01880.

Holders of Xura’s common stock as of the close of business on July 11, 2016 will be entitled to notice of the annual meeting and to vote at the annual meeting. At the meeting, Xura’s stockholders will be asked to consider and vote on, among other things, the adoption of an agreement by which Xura will be acquired by affiliates of Siris Capital Group, LLC.

Additional information about the 2016 annual meeting of stockholders and the matters being considered at that meeting is contained in Xura’s definitive proxy statement, which will be mailed to stockholders of record as of July 11, 2016 and is available, free of charge, through the investor relations section of Xura’s website (http://www.xura.com).

About Xura, Inc.

Xura, Inc. (NASDAQ: MESG) offers a portfolio of digital services solutions that enable global communications across a variety of mobile devices and platforms. We help communication service providers (CSPs) and enterprises navigate and monetize the digital ecosystem to create innovative, new experiences through our cloud-based offerings. Our solutions touch more than three billion people through 350+ service providers and enterprises in 140+ countries. You can find us at Xura.com.

About Siris Capital Group, LLC

Siris Capital is a leading private equity firm focused on making control investments in data, telecommunications, technology and technology-enabled business service companies. Integral to Siris’ investment approach is its partnership with exceptional senior operating executives, or Executive Partners, who work exclusively with Siris to identify, validate and operate investment opportunities. Their significant involvement allows Siris to partner with management to add value both operationally and strategically. To learn more, visit their website at www.siriscapital.com.

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Additional Information and Where to Find It

In connection with the 2016 annual meeting of stockholders, Xura has filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”), and may file additional relevant materials with the SEC prior to the meeting. Xura will mail or otherwise make available the definitive proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting. XURA STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED MERGER AND OTHER MATTERS SUBMITTED FOR A STOCKHOLDER VOTE WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER, THE PARTIES TO THE PROPOSED MERGER, AND OTHER MATTERS BEING VOTED UPON. Xura stockholders and other investors may obtain free copies of the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the 2016 annual meeting (when they become available), along with other documents filed by Xura with the SEC, at the SEC’s website (http://www.sec.gov) or through the investor relations section of Xura’s website (http://www.xura.com).

Xura and its directors and executive officers may be deemed participants under SEC rules in the solicitation of proxies from Xura’s stockholders in favor of the proposed merger. Information about Xura’s directors and executive officers and their interests in the solicitation, which may, in some cases, differ from those of Xura’s stockholders generally, is included in the definitive proxy statement filed with the SEC in connection with the 2016 annual meeting of stockholders. To the extent that holdings of Xura’s securities by Xura’s directors and executive officers have changed since the amounts printed in the latest proxy statement or Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward-Looking Statements

This press release includes “forward-looking statements.” In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “anticipates,” “estimates,” “believes,” “potential,” “projects,” “forecasts,” “intends,” or the negative thereof or other comparable terminology. By their very nature, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance and the timing of events to differ materially from those anticipated, expressed or implied by forward-looking statements. Such risks or uncertainties may give rise to claims or regulatory issues, increase exposure to contingent liabilities and cause pressure on Xura’s stock price. Although Xura has entered into an agreement for sale of the company, the closing of such transaction is subject to risks and there can be no assurance that such transaction will ultimately be consummated. Risks relating to the forward-looking statements include the acquisition-related risks and other risks set forth in the “Forward-Looking Statements” and Item 1A, “Risk Factors” and elsewhere in the company’s Annual Report on Form 10-K, or in other subsequently filed periodic, current or other reports. The documents and reports Xura files with the SEC are available through Xura’s website, www.xura.com, or through the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) at www.sec.gov. Xura undertakes no commitment to update or revise any forward-looking statements except as required by law.